                     [LOGO OF THE AMERICAN FUNDS GROUP(R)]

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                             American High-Income
                                   Trust(R)

                                  Prospectus




                               FEBRUARY 1, 1997

AMERICAN HIGH-INCOME TRUST
333 South Hope Street
Los Angeles, CA 90071

--------------------------------------------------------------------------------
TABLE OF CONTENTS

Expenses                              3  Investment Results                   10
 .......................................  .......................................
Financial Highlights                  4  Dividends, Distributions and Taxes   11
 .......................................  .......................................
Investment Policies and Risks         5  Fund Organization and Management     12
 .......................................  .......................................
Securities and Investment Techniques  6  Shareholder Services                 17
 .......................................  .......................................
Multiple Portfolio Counselor System   9

--------------------------------------------------------------------------------

The fund's primary investment objective is a high level of current income; its secondary investment objective is capital appreciation.

Under normal market conditions, the fund will invest at least 65% of its assets in bonds and debt securities rated Ba and BB or below by Moody's Investors Service, Inc., or Standard and Poor's Corporation or unrated but determined to be of comparable quality. Securities rated Ba and BB or below are commonly known as "junk" bonds and are subject to greater fluctuations in value and risk of loss of income and principal.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


21-010-0297

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                   AMERICAN HIGH-INCOME TRUST / PROSPECTUS
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EXPENSES
The effect of the expenses described below is reflected in the fund's share price or return.

You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Fund operating expenses are paid out of the fund's earned income.

SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge on purchases
(as a percentage of offering price)                                        4.75%
 ................................................................................

SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

FUND OPERATING EXPENSES
(as a percentage of average net assets)
--------------------------------------------------------------------------------

Management fees                                                         0.49%
 ................................................................................
12b-1 expenses                                                          0.23%/1/
 ................................................................................
Other expenses                                                          0.15%
 ................................................................................
Total fund operating expenses                                           0.87%

/1/12b-1 expenses may not exceed 0.30% of the fund's average net assets annually. Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
--------------------------------------------------------------------------------

One year                                                                     $56
 ................................................................................
Three years                                                                  $74
 ................................................................................
Five years                                                                   $93
 ................................................................................
Ten years                                                                   $150

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.

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                   AMERICAN HIGH-INCOME TRUST / PROSPECTUS
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FINANCIAL HIGHLIGHTS

The following information has been audited by Deloitte & Touche LLP, independent auditors. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

SELECTED PER-SHARE DATA

                                                YEARS ENDED SEPTEMBER 30
                                                ........................
                          1996    1995    1994    1993    1992    1991    1990    1989    1988/1/
-------------------------------------------------------------------------------------------------
Net asset value,
beginning of year       $14.30  $13.97  $15.18  $14.58  $13.56  $11.81  $13.91  $14.15     $14.29
-------------------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment
income                    1.29    1.33    1.25    1.28    1.35    1.46    1.59    1.58        .96
 .................................................................................................
Net realized and
unrealized gain (loss)
on investments             .59     .39    (.99)    .74     .99    1.78   (2.11)   (.24)      (.16)
 .................................................................................................
Total income (loss)
from investment
operations                1.88    1.72     .26    2.02    2.34    3.24    (.52)   1.34        .80
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from
net investment
income                   (1.32)  (1.32)  (1.21)  (1.29)  (1.32)  (1.49)  (1.58)  (1.58)      (.94)
 .................................................................................................

Distributions from
net realized gains         --     (.07)   (.26)   (.13)    --      --      --      --         --
 .................................................................................................
Total distributions      (1.32)  (1.39)  (1.47)  (1.42)  (1.32)  (1.49)  (1.58)  (1.58)      (.94)
 .................................................................................................
Net asset value,
end of year             $14.86  $14.30  $13.97  $15.18  $14.58  $13.56  $11.81  $13.91     $14.15
-------------------------------------------------------------------------------------------------
Total return/2/         13.68%  13.34%   1.60%  14.59%  18.08%  29.13%  (4.02%)  9.92%      5.77%
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
year (in millions)      $1,547  $1,111  $  835  $  707  $  438  $  255  $  140  $  125  $      68
 .................................................................................................
Ratio of expenses to
average net assets        .87%    .89%    .86%    .87%    .94%   1.00%   1.00%    .97%    .49%/3/
 .................................................................................................
Ratio of net income
to average net assets    8.90%   9.72%   8.63%   8.60%   9.58%  11.41%  12.42%  11.49%   7.48%/3/
 .................................................................................................
Portfolio turnover
rate                    39.74%  29.56%  42.03%  44.37%  58.04%  44.38%  37.89%  45.78%  21.63%/3/
-------------------------------------------------------------------------------------------------

/1/Represents the initial period of operations from February 19, 1988 to
   September 30, 1988.
/2/Excludes maximum sales charge of 4.75%.
/3/Based on operations for the period shown and, accordingly, are not representative of a full year's operations.

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                   AMERICAN HIGH-INCOME TRUST / PROSPECTUS
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INVESTMENT POLICIES AND RISKS

The fund's primary investment objective is a high level of current income; its secondary investment objective is capital appreciation.

The fund invests primarily in fixed-income securities, with an emphasis on higher yielding, higher risk, lower rated or unrated corporate bonds. Under normal market conditions, the fund will invest at least 65% of its total assets in high-yield, high-risk bonds and other similar securities including preferred stocks. High-yield, high-risk bonds (also commonly referred to as "junk bonds") typically are subject to greater market fluctuations and risk of loss of income and principal due to default by the issuer than are investments in lower yielding, higher-rated bonds. The fund may also maintain assets in cash and cash equivalents and government securities.

In pursuing its secondary investment objective of capital appreciation, the fund may purchase high-yield, high-risk bonds that Capital Research and Management Company expects will increase in value due to improvements in credit quality or ratings, or anticipated declines in interest rates. The fund may also invest for this purpose up to 25% of its assets in common stocks or other equity or equity-related securities, such as convertible debentures. Equity-type securities may be purchased as part of a unit with fixed-income securities or when an unusual opportunity for capital appreciation is perceived. The fund also may purchase or hold warrants or rights, subject to certain limitations. MORE INFORMATION ON THE FUND'S INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT OF ADDITIONAL INFORMATION.

The fund's fundamental investment restrictions (described in the statement of additional information) and objectives may not be changed without shareholder approval. All other investment practices may be changed by the fund's board of trustees.

ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVES CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

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                    AMERICAN HIGH-INCOME TRUST / PROSPECTUS
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SECURITIES AND INVESTMENT TECHNIQUES

DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest but are purchased at a discount from their face values.

The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general their prices decline when interest rates rise and vice versa.

The fund may invest its assets in debt securities rated Ba and BB or below by Moody's Investor Service, Inc. or Standard & Poor's Corporation or in unrated securities that are determined to be of equivalent quality. These securities are commonly known as "high-yield, high-risk" or "junk" bonds. High-yield, high-risk bonds are described by the ratings agencies as speculative and and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly. It may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds.

High-yield, high-risk bonds may be very sensitive to adverse economic changes and may be less sensitive to interest rate changes. In addition, periods of economic uncertainty and changes may increase volatility of market prices and yields of high-yield, high-risk bonds and in turn the fund's net asset value. High-yield, high-risk bonds may contain redemption or call provisions which, if exercised during a period of declining interest rates, may cause the fund to have to replace the security with a lower yielding security, resulting in a decreased return for investors. Furthermore, there may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds.

The fund may invest in bonds rated as low as C by Moody's or D by S&P. See the Appendix for a complete description of the bond ratings.

Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

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                        AMERICAN HIGH-INCOME TRUST / PROSPECTUS
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The average monthly composition of the fund's portfolio based on the higher of
Moody's or S&P ratings for the fiscal year ended December 31, 1996 was as follows:

          ------------------
           Aaa/AAA    6.28%
          ..................
           Baa/BBB    1.06%
          ..................
           Ba/BB     22.55%
          ..................
           B/B       49.68%
          ..................
           Caa/CCC    2.72%
          ..................
           C          0.02%
          ..................
           Non-rated  4.53%

Some or all of these non-rated securities were determined to be equivalent to securities rated by Moody's or S&P as follows:

          ------------------
           Ba/BB      0.14%
          ..................
           B/B        0.95%
          ..................
           Caa/CCC    3.43%

Equity-type securities and money market instruments and cash made up an average of 3.38% and 9.78%, respectively, of the fund's portfolio.

INVESTING IN VARIOUS COUNTRIES

The fund has the flexibility to invest up to 25% of its total assets in securities of issuers domiciled outside the U.S. Investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things: fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency

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                    AMERICAN HIGH-INCOME TRUST / PROSPECTUS
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transactions. Furthermore, increased custodian costs may be associated withthe maintenance of assets in certain jurisdictions.

CURRENCY TRANSACTIONS

The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to hedge against changes in currency exchange rates. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates.

FORWARD COMMITMENTS

The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the securities beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

U.S. PRIVATE PLACEMENTS

Private placements may be either purchased from another institutional investor that originally acquired the securities in a private placement or directly from the issuers of the securities. Generally, securities acquired in such private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reliance upon an exemption from the registration requirements under the Act, for example, private placements sold pursuant to Rule 144A. Accordingly, all such private placements will be considered illiquid unless they have been specifically determined to be liquid taking into account factors such as the frequency and volume of trading and the commitment of dealers to make markets under procedures adopted by the fund's board of trustees. Additionally, investing in private placement securities could have the effect of increasing the level of illiquidity of the fund's portfolio to the extent that "qualified" institutional investors become, for a period of time, uninterested in purchasing these securities.

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                    AMERICAN HIGH-INCOME TRUST / PROSPECTUS
--------------------------------------------------------------------------------
MATURITY

There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years.
--------------------------------------------------------------------------------
MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed below.


                                                         YEARS OF EXPERIENCE
                                                                 AS
                                                             INVESTMENT
                                                            PROFESSIONAL
                                                            (APPROXIMATE)
                                                        .......................
                                           YEARS OF
                                        EXPERIENCE AS
                                          PORTFOLIO
                                          COUNSELOR     WITH CAPITAL
                                             FOR        RESEARCH AND
PORTFOLIO COUNSELORS                    AMERICAN HIGH-   MANAGEMENT
        FOR                                 INCOME       COMPANY OR
      AMERICAN                              TRUST           ITS       TOTAL
 HIGH-INCOME TRUST    PRIMARY TITLE(S)  (APPROXIMATE)    AFFILIATES   YEARS
-------------------------------------------------------------------------------
RICHARD T.            President of     9 years (since    19          30 years
SCHOTTE               the fund.        the fund began   years
                      Senior Vice      operations)
                      President,
                      Capital
                      Research and
                      Management
                      Company
-------------------------------------------------------------------------------
DAVID C.              Executive Vice   7 years           9 years     15 years
BARCLAY               President,
                      Capital
                      Research
                      Company*
-------------------------------------------------------------------------------
SUSAN M.              Vice President,  3 years           7 years     8 years
TOLSON                Capital
                      Research
                      Company**
-------------------------------------------------------------------------------

  The fund began operations on February 19, 1988.
 *Company affiliated with Capital Research and Management Company.

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                    AMERICAN HIGH-INCOME TRUST / PROSPECTUS
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INVESTMENT RESULTS

The fund may from time to time compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield and/or distribution rate basis. Results calculated without a sales charge will be higher.

X TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

X YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

X DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by annualizing the current month's dividend and dividing by the average price for the month.

                               INVESTMENT RESULTS
                     (FOR PERIODS ENDED DECEMBER 31, 1996)


                        THE FUND                        SALOMON
AVERAGE ANNUAL           AT NET     THE FUND AT MAXIMUM BROTHERS  LIPPER
TOTAL RETURNS:       ASSET VALUE/1/ SALES CHARGE/1/,/2/ INDEX/3/ INDEX/4/
--------------------------------------------------------------------------------
One year                 13.76%            8.34%         3.62%    12.66%
 ................................................................................
Five years               11.78%           10.71%         7.13%    12.56%
 ................................................................................
Lifetime/5/              11.60%           10.99%         8.75%    10.04%
--------------------------------------------------------------------------------
Yield/1/,/2/: 7.32%
Distribution rate/2/: 7.78%

/1/These fund results were calculated according to a standard that is required for all stock and bond funds.
/2/The maximum sales charge has been deducted.
/3/Salomon Brothers Broad Investment-Grade Bond Index represents a market capitalization-weighted index that includes Treasury, Government-sponsored, mortgage, and investment-grade fixed-rate corporates (BBB-/Baa3) with a maturity of one year or longer.
/4/Lipper High Current Yield Bond Funds Index represents an equally weighted performance index adjusted for capital gain distributions and income dividends of the largest qualifying funds in this objective.
/5/The fund began investment operations on February 19, 1988.

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                    AMERICAN HIGH-INCOME TRUST / PROSPECTUS
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                             [GRAPH APPEARS HERE]
                   %  35  30  25  20  15  10  5  0  -5  -10
1988    8.38
1989    5.63
1990    0.07
1991   32.36
1992   14.29
1993   17.22
1994   -5.11
1995   20.68
1996   13.75

Past results are not an indication of future results.

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The fund declares dividends, which may fluctuate, from its net investment income daily and distributes the accrued dividends to shareholders each month. Dividends begin accruing one day after payment for shares is received by the fund or American Funds Service Company. All capital gains, if any, are distributed annually, usually in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

FEDERAL TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax

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                    AMERICAN HIGH-INCOME TRUST / PROSPECTUS
--------------------------------------------------------------------------------
deferral. Early each year, you will be notified as to the amount and federal tax status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.

--------------------------------------------------------------------------------
FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust in 1987. All fund operations are supervised by the fund's board of trustees who meet periodically and perform duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund does not hold annual meetings of shareholders. However, significant corporate matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment

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                    AMERICAN HIGH-INCOME TRUST / PROSPECTUS
--------------------------------------------------------------------------------
adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company is composed of a management fee, which may not exceed 0.30% of the fund's average net assets annually and declines at certain asset levels, plus an amount which may not exceed 3% of the fund's gross investment income for the preceding month and which also declines at certain annual gross investment levels. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is listed earlier under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's "code of ethics."

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the preceding 12 months and accrued while the plan is in effect. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is listed earlier under "Expenses."

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

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                    AMERICAN HIGH-INCOME TRUST / PROSPECTUS
--------------------------------------------------------------------------------

Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                   CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                            (8 A.M. TO 8 P.M. ET):
                                 800/421-0180

                              [MAP APPEARS HERE]

WESTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2205
Brea, California
92822-2205
Fax: 714/671-7080

WESTERN CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 659522
San Antonio, Texas
78265-9522
Fax: 210/530-4050

EASTERN CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 6007
Indianapolis, Indiana
46206-6007
Fax: 317/735-6620

EASTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2280
Norfolk, Virginia
23501-2280
Fax: 804/670-4773

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                    AMERICAN HIGH-INCOME TRUST / PROSPECTUS
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APPENDIX

Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C," according to quality as described below.

"Aaa--Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such shares."

"Aa--High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A--Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"Baa--Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"Ba--Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B--Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"Caa--Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"Ca--Speculative in a high degree; often in default or having other marked shortcomings."

"C--Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

--------------------------------------------------------------------------------
                    AMERICAN HIGH-INCOME TRUST / PROSPECTUS
--------------------------------------------------------------------------------

Standard & Poor's Corporation rates the long-term debt securities issued by various entities in categories ranging from "AAA" to "D," according to quality as described below.

"AAA--Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA--High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A--Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB--Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C--Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1--Reserved for income bonds on which interest is being paid."

"D--In default and payment of interest and/or repayment of principal is in arrears."

--------------------------------------------------------------------------------
                    AMERICAN HIGH-INCOME TRUST / PROSPECTUS
--------------------------------------------------------------------------------

SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

THE SERVICES DESCRIBED MAY NOT BE AVAILABLE THROUGH SOME RETIREMENT PLANS. IF YOU ARE INVESTING THROUGH A RETIREMENT PLAN, YOU SHOULD CONTACT YOUR PLAN ADMINISTRATOR/TRUSTEE ABOUT WHAT SERVICES ARE AVAILABLE AND WITH QUESTIONS
ABOUT YOUR ACCOUNT.
--------------------------------------------------------------------------------
PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributors reserve the right to reject any purchase order.

Various purchase options are available as described below subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

X  Automatic Investment Plan

   You may invest monthly or quarterly through automatic withdrawals from your bank account.

X  Automatic Reinvestment

   You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.

--------------------------------------------------------------------------------
                    AMERICAN HIGH-INCOME TRUST / PROSPECTUS
--------------------------------------------------------------------------------

X  Cross-Reinvestment

   You may invest your dividend and capital gain distributions into any other fund in The American Funds Group.

X  Exchange Privilege

   You may exchange your shares into other funds in The American Funds Group generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone including American FundsLine(R) (see below) or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

X  Retirement Plans

   You may invest in the fund through various retirement plans. For further information contact your investment dealer or American Funds Distributors.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

INVESTMENT MINIMUMS
----------------------------------------------------------------

To establish an account                                   $1,000
 For a retirement plan account                            $  250
 For a retirement plan account through payroll deduction  $   25
To add to an account                                      $   50
 For a retirement plan account                            $   25

--------------------------------------------------------------------------------
                    AMERICAN HIGH-INCOME TRUST / PROSPECTUS
--------------------------------------------------------------------------------
SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

                                   SALES CHARGE AS A
                                     PERCENTAGE OF
                                   ..................      DEALER
                                               NET      CONCESSION AS
                                   OFFERING   AMOUNT    % OF OFFERING
INVESTMENT                          PRICE    INVESTED       PRICE
---------------------------------------------------------------------
Less than $25,000                      4.75%     4.99%     4.00%
 ...................................................................
$25,000 but less than $50,000          4.50%     4.71%     3.75%
 ...................................................................
$50,000 but less than $100,000         4.00%     4.17%     3.25%
 ...................................................................
$100,000 but less than $250,000        3.50%     3.63%     2.75%
 ...................................................................
$250,000 but less than $500,000        2.50%     2.56%     2.00%
 ...................................................................
$500,000 but less than $1 million      2.00%     2.04%     1.60%
 ...................................................................
$1 million or more and certain
other investments described below   see below  see below  see below

PURCHASES NOT SUBJECT TO SALES CHARGES

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 200 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE BY THESE ACCOUNTS. A dealer concession of up to 1% may be paid by the fund from its Plan of Distribution on these investments. Investments by retirement plans with $100 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by American Funds Distributors on these investments. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.

--------------------------------------------------------------------------------
                    AMERICAN HIGH-INCOME TRUST / PROSPECTUS
--------------------------------------------------------------------------------

ADDITIONAL DEALER COMPENSATION

In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. During 1997, American Funds Distributors will also provide additional compensation to the top one hundred dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

X Aggregation

  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any business account solely "controlled by," as well as any retirement plan or trust account solely for the benefit of, these individuals. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

X Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

X Right of Accumulation

  You may take into account the current value of your existing holdings in The American Funds Group to determine your sales charge. Direct purchases of the money market funds are excluded.

--------------------------------------------------------------------------------
                    AMERICAN HIGH-INCOME TRUST / PROSPECTUS
--------------------------------------------------------------------------------
X Statement of Intention

  You may enter into a non-binding commitment to invest a certain amount
  (which, at your request, may include purchases made during the previous 90 days) in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.
--------------------------------------------------------------------------------
SELLING SHARES

HOW TO SELL SHARES

You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. Sale requests may be made in writing, by telephone, including American FundsLine(R) (see below), or by fax. Sales by telephone or fax are limited to $10,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 10 days. Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a bank, savings association, credit union, or member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., that is an eligible guarantor institution. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made

--------------------------------------------------------------------------------
                    AMERICAN HIGH-INCOME TRUST / PROSPECTUS
--------------------------------------------------------------------------------
payable to the registered shareholder(s) and is mailed to the address of record on the account, and provided the address has been used with the account for at least 10 days. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge in any fund in The American Fund Group within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.

--------------------------------------------------------------------------------
OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R)

You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone.

TELEPHONE PURCHASES, SALES AND EXCHANGES

Unless you opt out of the telephone (including American FundsLine(R)) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS

You will receive regular confirmation statements reflecting transactions in your account. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

--------------------------------------------------------------------------------
                    AMERICAN HIGH-INCOME TRUST / PROSPECTUS
--------------------------------------------------------------------------------
NOTES

--------------------------------------------------------------------------------
                    AMERICAN HIGH-INCOME TRUST / PROSPECTUS
--------------------------------------------------------------------------------

  FOR SHAREHOLDER                 FOR DEALER                                 FOR 24-HOUR
  SERVICES                        SERVICES                                   INFORMATION
  American Funds                  American Funds                             American
  Service Company                 Distributors                               FundsLine(R)
  800/421-0180 ext. 1             800/421-9900 ext. 11                       800/325-3590

 Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

 --------------------------------------------------------------

 OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL               STATEMENT OF ADDITIONAL
 REPORT TO SHAREHOLDERS           INFORMATION (SAI)


 Includes financial               Contains more detailed
 statements, detailed             information on all aspects of
 performance information,         the fund, including the
 portfolio holdings, a            fund's financial statements.
 statement from portfolio
 management and the auditor's
 report.

                                  A current SAI has been filed
                                  with the Securities and
 CODE OF ETHICS                   Exchange Commission and is
                                  incorporated by reference (is
 Includes a description of the    legally part of the
 fund's personal investing        prospectus).
 policy.

 To request a free copy of any of the documents above:

 Call American Funds          or  Write to the Secretary of the fund
 Service Company                  333 South Hope Street
 800/421-0180 ext. 1              Los Angeles, CA 90071

This prospectus has been printed on recycled paper.     [LOGO OF RECYCLED PAPER]

                           AMERICAN HIGH-INCOME TRUST

                                    Part B
                      Statement of Additional Information

                              February 1, 1997

 This document is not a prospectus but should be read in conjunction with a current prospectus dated February 1, 1997 of American High-Income Trust (the "fund"). A prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                            American High-Income Trust
                              Attention:  Secretary
                              333 South Hope Street
                              Los Angeles, CA  90071
                                  (213) 486-9200

 Shareholders who purchase shares at net asset value through employer-sponsored defined contribution plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                               Table of Contents

Item                                                             Page No.

Description of Securities and Investment Techniques                1
Investment Restrictions                                            5
Fund Officers and Trustees                                         7
Management                                                        10
Dividends, Distributions and Federal Taxes                        13
Purchase of Shares                                                16
Redeeming Shares                                                  22
Shareholder Account Services and Privileges                       23
Execution of Portfolio Transactions                               25
General Information                                               25
Investment Results                                                27
Appendix                                                          30
Financial Statements                                              Attached

              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

 The descriptions below are intended to supplement the material in the prospectus under "Securities and Investment Techniques."

PORTFOLIO TRADING - The fund intends to engage in portfolio trading when Capital Research and Management Company (the "Investment Adviser") believes that the sale of a security owned by the fund and the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value in light of what is evaluated as an expected rise in prevailing yields, or a security may be purchased in anticipation of a market rise (a decline in prevailing yields). A security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.

COMMERCIAL BANK OBLIGATIONS - The fund will invest in certificates of deposit (interest-bearing time deposits) and bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) only to the extent that such items represent direct or contingent obligations of commercial banks with assets in excess of $1 billion, based on latest published reports, or obligations issued by commercial banks with assets of less than $1 billion if the principal amount of such obligation is federally insured.

FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities. When the fund agrees to purchase such securities it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss beginning on the date of the agreement.

 As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets will likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

Although the fund has no current intention of doing so during the next 12 months, the fund is authorized to enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement is the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction is the sale of GNMA certificates or other securities together with a commitment to purchase similar, but not identical, securities at a future date. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to cover its obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (but no collateral is required on reverse repurchase agreements with banks). Under the Investment Company Act of 1940 (the "1940 Act"), these transactions may be considered borrowings by the fund; accordingly, the fund will limit these transactions, together with any other borrowings, to no more than one-third of its total assets. Although these transactions will not be entered into for the purpose of leveraging, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it will have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. If the income and gains on securities purchased with the proceeds of reverse repurchase or roll agreements exceed the costs of the agreements, the fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

U.S. PRIVATE PLACEMENTS - The fund will invest no more than 15% of its net assets, in aggregate, in securities that are not readily marketable, including securities acquired in private placements (which are direct sales of securities
to a limited number of investors).   Private placements may be either purchased
from another institutional investor that originally acquired the securities in a private placement or directly from the issuers of the securities. Generally, securities acquired in such private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reliance upon an exemption from the registration requirements under the Act, for example, private placements sold pursuant to Rule 144A. Accordingly, all private placements will be deemed illiquid unless they have been specifically determined to be liquid taking into account factors such as the frequency and volume of trading and the commitment of dealers to make markets under procedures adopted by the fund's board of trustees.

VARIABLE, FLOATING RATE AND SYNTHETIC OBLIGATIONS - The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest on which the coupon rates are based. Variable and floating rate obligations permit the fund to "lock in" the current interest rate for only the period until the next scheduled rate adjustment, but the rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate. Although the fund has no current intention of doing so during the next 12 months, the fund may also invest in "synthetic" securities whose value depends on the level of currencies, commodities, securities, securities indexes, or other financial indicators or statistics. For example, these could include fixed-income securities whose value or interest rate is determined by reference to the value of a foreign currency relative to the U.S. dollar, or to the value of different foreign currencies relative to each other. The value or interest rate of these securities may increase or decrease as the value of the underlying instrument changes.

CASH AND CASH EQUIVALENTS - Subject to the requirement that it maintain at least 65% of its assets in high-risk, high-yield bonds under normal market conditions, the fund may maintain assets in cash or cash equivalents. Cash equivalents include (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies); (2) commercial bank obligations such as certificates of deposit, (interest-bearing time deposits); and bankers' acceptances, (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity); (3) savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations); (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less; and (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

WARRANTS OR RIGHTS - As a condition of its continuing registration in a state, the fund has undertaken that its investments in warrants or rights, valued at the lower of cost or market, will not exceed 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the fund's net assets, may be warrants or rights that are not listed on either the New York Stock Exchange or the American Stock Exchange. Warrants or rights acquired by the fund in units or attached to securities will be deemed to be without value for purposes of these restrictions. These limits are not fundamental policies of the fund and may be changed by the Board of Trustees without shareholder approval.

CURRENCY TRANSACTIONS - The fund has the ability to enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of a currency against the U.S. dollar. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

 Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

LOANS OF PORTFOLIO SECURITIES - Although the fund has no current intention to do so during the next 12 months, the fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by Capital Research and Management Company (the "Investment Adviser"). The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call in a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, computed at the time any such loan is made.

REPURCHASE AGREEMENTS - Although the fund has no current intention to do so during the next 12 months, the fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest, as monitored daily by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral security under the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

OPTIONS ON U.S. TREASURY SECURITIES - Although the fund has no current intention of doing so during the next 12 months, from time to time, the fund may purchase put and call options on U.S. Treasury securities ("Treasury securities"). A put (call) option gives the fund as purchaser of the option the right (but not the obligation) to sell (buy) a specified amount of Treasury securities at the exercise price until the expiration of the option. The value of a put (call) option on Treasury securities generally increases (decreases) with an increase (decrease) in prevailing interest rates. Accordingly, the fund would purchase puts (calls) in anticipation of, or to protect against, an increase in interest rates. These put options are listed on an exchange or traded over-the-counter ("OTC options"). Exchange-traded put options have standardized exercise prices and expiration dates; OTC options are two-party contracts with negotiated exercise prices and expiration dates. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

 Although the fund may purchase options to reduce the risk of increases in interest rates, it cannot thereby eliminate all such risks. For example, while the value of options on Treasury securities principally is related to general levels of interest rates on Treasury securities, the values of higher yielding corporate obligations in which the fund primarily invests also are affected by credit and other factors. The fund is subject to the loss of its entire premium payment where the put option is allowed to expire without exercise.
The fund may not purchase any additional options if, as a result, the value of all options owned by the fund would exceed 5% of the fund's total assets.

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The fund does not anticipate its portfolio turnover to exceed 100% annually. The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. See "Financial Highlights" in the Prospectus for the fund's portfolio turnover for each of the last nine years.

                            INVESTMENT RESTRICTIONS

 The fund has adopted the following fundamental policies and investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by the 1940 Act as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after and giving effect to the relevant transaction. These restrictions provide that the fund may not:

  1. Purchase any security (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if immediately after and as a result of such investment, more than 5% of the fund's total assets would be invested in securities of the issuer;

  2. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry;

  3. Invest in companies for the purpose of exercising control or management;

  4. Knowingly purchase securities of other registered management investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

  5. Buy or sell real estate or commodities or commodity contracts; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts);

  6. Acquire illiquid securities, if, immediately after and as a result, the value of illiquid securities held by the fund would exceed, in the aggregate, 15% of the fund's net assets;

  7. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

  8. Make loans, except that this does not prevent the fund from purchasing debt securities, entering into repurchase agreements or making loans of portfolio securities;

  9. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

 10. Purchase securities on margin, provided that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

 11. Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets. The fund will not purchase securities while such borrowings are outstanding. This restriction shall not prevent the fund from entering into reverse repurchase agreements or "roll" transactions, provided that these transactions and any other transactions constituting borrowing by the fund may not exceed one-third of the fund's total assets. In the event that the asset coverage for the fund's borrowings falls below 300%, the fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage;


  12. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing;

 13. Purchase or retain the securities of any issuer, if those individual officers and Trustees of the fund, its investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

 14. Invest in interests in oil, gas, or other mineral exploration or development programs;

 15. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;
 16. Write, purchase or sell put options, call options or combinations thereof, except that this shall not prevent the purchase of put or call options on currencies or U. S. Government securities.

 A further investment policy of the fund, which may be changed by action of the Board of Trustees without shareholder approval, is that the Fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer.

 Notwithstanding Investment Restriction #4, the fund may invest in securities of other managed investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Trustees and to the extent such investments are allowed by an exemptive order granted by the U.S. Securities and Exchange Commission.AMERICAN HIGH-INCOME TRUST
                           FUND OFFICERS AND TRUSTEES
                       TRUSTEES AND TRUSTEE COMPENSATION

NAME, ADDRESS AND AGE   POSITION     PRINCIPAL OCCUPATION(S) DURING      AGGREGATE             TOTAL COMPENSATION    TOTAL NUMBER
                        WITH         PAST 5 YEARS (POSITIONS WITHIN THE  COMPENSATION          (INCLUDING            OF FUND
                        REGISTRANT   ORGANIZATIONS LISTED MAY HAVE       (INCLUDING            VOLUNTARILY DEFERRED  BOARDS ON
                                     CHANGED DURING THIS PERIOD)         VOLUNTARILY DEFERRED  COMPENSATION/1/)      WHICH
                                                                         COMPENSATION/1/) FROM FROM ALL FUNDS        TRUSTEE
                                                                         THE FUND DURING       MANAGED BY CAPITAL    SERVES/2/
                                                                         FISCAL YEAR ENDED     RESEARCH AND
                                                                         SEPTEMBER 30, 1996    MANAGEMENT COMPANY
                                                                         SEPTEMBER 30, 1996    FOR THE YEAR ENDED
                                                                         SEPTEMBER 30, 1996    9/30/96/2/

++ H. Frederick Christie              Private Investor.  Former President and    3,400              $137,600           18
Age: 63                  Trustee      Chief Executive Officer, The Mission       /3/
 P.O. Box 144                         Group (non-utility holding company,
 Palos Verdes Estates, CA 90274       subsidiary of Southern California Edison
                                      Company)

+ Don R. Conlan          Trustee      President Emeritus, The Capital Group     none/4/             none/4/            12
Age: 61                               Companies, Inc.
 1630 Milan Avenue
 South Pasadena, CA  91030

 Diane C. Creel          Trustee      CEO and President,                        $2,600              $37,300            12
Age: 48                               The Earth Technology Corporation
 100 W. Broadway
 Suite 5000
 Long Beach, CA 90802

 Martin Fenton, Jr.      Trustee      Chairman, Senior Resource Group           $2,800              $116,300           16
Age: 61                               (management of senior living centers)
 4350 Executive Drive
 Suite 101
 San Diego, CA  92121-2116

 Leonard R. Fuller       Trustee      President, Fuller & Company, Inc.         $3,200              $40,300            12
Age: 50                               (financial management consulting firm)
 4337 Marina City Drive
 Suite 841 ETN
 Marina del Rey, CA 90292

+* Abner D. Goldstine    Trustee      Capital Research and Management           none/4/                                12
Age: 67                               Company, Senior Vice President                                none/4/
                                      and Director

+** Paul G. Haaga, Jr.   Chairman of   Capital Research and Management          none/4/             none/4/            14
Age: 48                  the Board     Company,  Executive Vice President and
                                       Director

 Herbert Hoover III      Trustee      Private Investor                          $2,800              $61,400            14
Age: 69
 1520 Circle Drive
 San Marino, CA 91108

 Richard G. Newman       Trustee      Chairman, President and CEO,              $2,800
Age: 62                               AECOM Technology Corporation               /3/                $65,300            13
 3250 Wilshire Boulevard              (architectural engineering)
 Los Angeles, CA 90010-1599

 Peter C. Valli          Trustee      Chairman, BW/IP International Inc.        $2,800
Age: 69                               (industrial manufacturing)                  /3/               $37,950            12
 45 Sea Isle Drive
 Long Beach, CA 90803


+ Trustees who are considered "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

++ May be deemed an "interested person" of the fund due to membership on the board of directors of the parent company of a registered broker-dealer.

* Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025

** Address is 333 South Hope Street, Los Angeles, CA 90071

/1/ Amounts may be deferred by eligible Trustees under a non-qualified deferred compensation plan adopted by the fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustee.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

/3/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Trustees is as
follows:   H. Frederick Christie ($6,112), Martin Fenton, Jr. ($4,876), Richard
G. Newman ($9,913), and Peter C. Valli ($9,701). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

/4/ Don R. Conlan, Abner D. Goldstine and Paul G. Haaga, Jr. are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.
                                    OFFICERS

*** Richard T. Schotte, PRESIDENT.  Capital Research Company, Senior Vice
President

* Michael J. Downer, VICE PRESIDENT. Capital Research and Management Company, Senior Vice President - Fund Business Management Group

** Mary C. Hall, VICE PRESIDENT .  Capital Research and Management
 Company, Senior Vice President - Fund Business Management Group

* Julie F. Williams, SECRETARY. Capital Research and Management Company, Vice President - Fund Business Management Group

** Anthony W. Hynes, Jr., TREASURER. Capital Research and Management Company, Vice President - Fund Business Management Group

* Kimberly S. Verdick, ASSISTANT SECRETARY. Capital Research and Management Company,
 Assistant Vice President - Fund Business Management Group

** Todd L. Miller, ASSISTANT TREASURER. Capital Research and Management Company, Assistant Vice President - Fund Business Management Group

*  Address is 333 South Hope Street, Los Angeles, CA  90071.

** Address is 135 South State College Boulevard, Brea, CA  92821.

*** Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025.

 No compensation is paid by the fund to any officer or Trustee who is a director or officer of the Investment Adviser. The fund pays annual fees of $2,500 to Trustees who are not affiliated with the Investment Adviser, plus $200 for each Board of Trustees meeting attended, plus $200 for each meeting attended as a member of a committee of the Board of Trustees. The Trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Trustees who are not affiliated with the Investment Adviser. As of January 1, 1997, the officers and Trustees and their families as a group, owned beneficially or of record fewer than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world.
The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

 The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serve over five million investors of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement"), between the fund and the Investment Adviser will continue in effect until October 31, 1997, unless sooner terminated, and may be renewed from year to year thereafter provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

 The Investment Adviser has voluntarily agreed to waive its fees by any amount necessary to assure that the fund's expenses will not exceed 1.00% of the average daily net assets. Additionally, the Investment Adviser has agreed to waive its fees by any amount necessary to assure that such expenses do not exceed applicable expense limitations in any state in which the fund's shares are being offered for sale. Other expenses which are not subject to these limitations include interest, taxes, brokerage commissions, transaction costs, and extraordinary items such as litigation, as well as, for purposes of the state expense limitations, any amounts excludable under the applicable regulation. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

 The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space and utilities, necessary small office equipment and general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; compensation, fees, and expenses paid to trustees unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

 The management fee is based upon the net assets of the fund and monthly gross investment income. Gross investment income means gross income, computed without taking account of gains or losses from sales of capital assets, but including original issue discount as defined for federal income tax purposes. The Internal Revenue Code in general defines original issue discount to mean the difference between the issue price and the stated redemption price at maturity of certain debt obligations. The holder of such indebtedness is in general required to treat as ordinary income the proportionate part of the original issue discount attributable to the period during which the holder held the indebtedness. The management fee is based upon the annual rates of 0.30% of the first $60 million of the fund's average net assets, plus 0.21% on average net assets in excess of $60 million but not exceeding $1 billion, plus 0.18% on average net assets in excess of $1 billion, plus 3% of the first $100 million of annual gross income, plus 2.5% of annual gross investment income in excess of $100 million. Assuming net assets of $1.5 billion and gross investment income levels of 5%, 6%, 7%, 8% and 9%, management fees would be 0.35%, 0.38%, 0.41%, 0.44%, and 0.46%, respectively.

 During the fiscal years ended September 30, 1996, 1995, and 1994, the Investment Adviser's total fees amounted to $6,481,000, $4,916,000, and $4,005,000, respectively.

 The fund pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, registration and filing fees with federal and state agencies, blue sky expenses, expenses of shareholders meetings, the expense of reports to existing shareholders, expenses of printing proxies and prospectuses, insurance premiums, legal and auditing fees, dividend disbursement expenses, the expense of the issuance, transfer and redemption of its shares, expenses pursuant to the fund's Plan of Distribution, custodian fees, costs of printing and preparation of registration statements, taxes and compensation and expenses of Trustees who are not affiliated with the Investment Adviser.

PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The fund has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended September 30, 1996 amounted to $1,943,000 after allowance of $8,164,000 to dealers. During the fiscal years ended September 30, 1995 and 1994, the Principal Underwriter retained $1,209,000 and $1,298,000, respectively.

 As required by rule 12b-1 the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Trustees and separately by a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by a vote of a majority of the outstanding voting securities of the fund. The officers and Trustees who are "interested persons" of the fund due to present or past affiliations with the Investment Adviser and related companies may be considered to have a direct or indirect financial interest in the operation of the Plan. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Trustees who are not "interested persons" of the fund shall be committed to the discretion of the Trustees who are not "interested persons" during the existence of the Plan. Plan expenditures are reviewed quarterly and must be renewed annually by the Board of Trustees.

 Under the Plan the fund may expend up to 0.30% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Trustees has approved the category of expenses for which payment is made. These include service fees for qualified dealers and dealers commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including a "401(k)" plan with 200 or more eligible employees). During the fund's fiscal year ended September 30, 1996, the fund paid $3,079,000 under the Plan as compensation to dealers. As of September 30, 1996, accrued and unpaid distribution expenses were $221,000.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

 In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

 The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M, if the fund distributes within specified times at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses), it will be taxed only on that portion (if any) of such investment company taxable income and any net capital gain that it retains.

 To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities, currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

 The fund also intends to distribute to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes. In particular, investors should consider the tax implications of purchasing shares just prior to a dividend or distribution record date. Those investors purchasing shares just prior to such a date will then receive a partial return of capital upon the dividend or distribution, which will nevertheless be taxable to them as an ordinary or capital gains dividend.

 If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, non-U.S. corporation, or non-U.S. partnership (a "non-U.S. shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. However, if the distribution is effectively connected with the conduct of the non-U.S. shareholder's trade or business within the U.S., the distribution would be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate. Distributions of capital gains not effectively connected with a U.S. trade or business are not subject to the withholding, but if the non-U.S. shareholder was an individual who was physically present in the U.S. during the tax year for more than 182 days and such shareholder is nonetheless treated as a nonresident alien, the distributions would be subject to a 30% tax.

 The fund may be required to pay withholding and other taxes imposed by countries outside the U.S. which would reduce the fund's investment income, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% in value of the fund's total assets at the close of its taxable year consist of securities of non-U.S. corporations, the fund will be eligible to file elections with the Internal Revenue Service pursuant to which shareholders of the fund will be required to include their respective pro rata portions of such withholding taxes in their federal income tax returns as gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable incomes or, alternatively, use them as foreign tax credits against their federal income taxes. The fund does not currently expect to meet the eligibility requirement for filing this election as its investments in securities of non-U.S. issuers are limited to 25% of its assets.

 The fund may enter into forward currency contracts in connection with its non-U.S. investments. The amount of any realized gain or loss on closing out a forward contract will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, forward currency contracts held by the fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net realized gain or loss from any actual sales, will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Code Section 988 may also apply to forward contracts. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

 Dividends and distributions generally are taxable to shareholders at the time they are paid. However, dividends and distributions declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

 As of the date of this statement of additional information, the maximum Federal individual tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gain is 28%; and the maximum corporate tax applicable to ordinary income and net capital gain is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 in a taxable year will be required to pay an additional amount of tax of up to $11,750, and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of income tax up to $100,000. Naturally, the amount of tax payable by a taxpayer will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

 The foregoing is limited to a summary discussion of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and distributions may also be subject to state or local taxes. Investors should consult their own tax advisers for additional details to their own tax status.

                               PURCHASE OF SHARES

METHOD         INITIAL INVESTMENT                    ADDITIONAL INVESTMENTS
               See "Investment Minimums and          $50 minimum (except where a lower
               Fund Numbers" for initial             minimum is noted under "Investment
               investment minimums.                  Minimums and Fund Numbers").
By contacting   Visit any investment dealer who is   Mail directly to your investment
your           registered in the state where the     dealer's address printed on your
investment     purchase is made and who has a        account statement.
dealer         sales agreement with American
               Funds Distributors.
By mail        Make your check payable to the fund   Fill out the account additions form at the
               and mail to the address indicated on  bottom of a recent account statement,
               the account application.  Please      make your check payable to the fund,
               indicate an investment dealer on the  write your account number on your
               account application.                  check, and mail the check and form in
                                                     the envelope provided with your account
                                                     statement.
By telephone   Please contact your investment        Complete the "Investments by Phone"
               dealer to open account, then follow   section on the account application or
               the procedures for additional         American FundsLink Authorization Form.
               investments.                          Once you establish the privilege, you,
                                                     your financial advisor or any person with
                                                     your account information can call
                                                     American FundsLine(R) and make
                                                     investments by telephone (subject to
                                                     conditions noted in "Telephone
                                                     Purchases, Sales and Exchanges"
                                                     below).
By wire        Call 800/421-0180 to obtain           Your bank should wire your additional
               your account number(s), if            investments in the same manner as
               necessary.  Please indicate an        described under "Initial Investment."
               investment dealer on the
               account.  Instruct your bank to
               wire funds to:

               Wells Fargo Bank
               155 Fifth Street
               Sixth Floor
               San Francisco, CA 94106
               (ABA #121000248)

               For credit to the account of:
               American Funds Service Company
               a/c #4600-076178
               (fund name)
               (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.



 INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):

FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT
STOCK AND STOCK/BOND FUNDS
AMCAP Fund(R)                                                        02
                                             $1,000
American Balanced Fund(R)                                            11
                                             500
American Mutual Fund(R)                                              03
                                             250
Capital Income Builder(R)                                            12
                                             1,000
Capital World Growth and Income Fund(SM)                             33
                                             1,000
EuroPacific Growth Fund(R)                                           16
                                             250
Fundamental Investors(SM)                                            10
                                             250
The Growth Fund of America(R)                                        05
                                             1,000
The Income Fund of America(R)                                        06
                                             1,000
The Investment Company of America(R)                                 04
                                             250
The New Economy Fund(R)                                              14
                                             1,000
New Perspective Fund(R)                                              07
                                             250
SMALLCAP World Fund(R)                                               35
                                             1,000
Washington Mutual Investors Fund(SM)                                 01
                                             250
BOND FUNDS
American High-Income Municipal Bond Fund(R)                          40
                                             1,000
American High-Income Trust(SM)                                       21
                                             1,000
The Bond Fund of America(SM)                                         08
                                             1,000
Capital World Bond Fund(R)                                           31
                                             1,000
Intermediate Bond Fund of America(SM)                                23
                                             1,000
Limited Term Tax-Exempt Bond Fund of                                 43
America(SM)                                  1,000

The Tax-Exempt Bond Fund of America(R)                               19
                                             1,000
The Tax-Exempt Fund of California(R)*                                20
                                             1,000
The Tax-Exempt Fund of Maryland(R)*                                  24
                                             1,000
The Tax-Exempt Fund of Virginia(R)*                                  25
                                             1,000
U.S. Government Securities Fund(SM)                                  22
                                             1,000
MONEY MARKET FUNDS
The Cash Management Trust of America(R)                              09
                                             2,500
The Tax-Exempt Money Fund of America(SM)                             39
                                             2,500
The U.S. Treasury Money Fund of America(SM)                          49
                                             2,500
___________
*Available only in certain states.


 For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

DEALER COMMISSIONS - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE               SALES CHARGE AS                   DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE
                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE
STOCK AND STOCK/BOND FUNDS
Less than $50,000
                                 6.10%            5.75%            5.00%
$50,000 but less than $100,000
                                 4.71             4.50             3.75
BOND FUNDS
Less than $25,000
                                 4.99             4.75             4.00
$25,000 but less than $50,000
                                 4.71             4.50             3.75
$50,000 but less than $100,000
                                 4.17             4.00             3.25
STOCK, STOCK/BOND, AND BOND
FUNDS
$100,000 but less than $250,000
                                 3.63             3.50             2.75
$250,000 but less than $500,000
                                 2.56             2.50             2.00
$500,000 but less than $1,000,000
                                 2.04             2.00             1.60
$1,000,000 or more                                                 (see below)
                                 none             none


 Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

 American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1997, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

 Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

 Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

NET ASSET VALUE PURCHASES - The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;
(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the prospectus apply to purchases of $25,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and capital gain distributions on these shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of escrowed shares will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

 In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll
deduction investment will be multiplied by 13 and then multiplied by 1.5.   The
current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the statement of intention, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

 Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company. This offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

 The price you pay for fund shares, the public offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

        1. Stocks and convertible debentures are stated at market value based upon closing sales prices reported on recognized securities exchanges on the last business day of the year or, for listed securities having no sales reported, upon last-reported bid prices on that date. Securities traded in the over-the-counter market are valued at the last available sale prior to the time of valuation or, lacking any sales, at the last reported bid price.

 Bonds and Treasury notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with original or remaining maturities in excess of 60 days, including forward currency contracts, are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation committee of the Board of Trustees.

       2. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the fund's officers.

        3. The fund's liabilities, including proper accruals of expense items, are deducted from total assets; and

       4. The net assets so obtained are then divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

        Any purchase order may be rejected by the Principal Underwriter or by the fund. The fund will not knowingly sell fund shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would beneficially own directly, indirectly, or through a unit investment trust more than 4.5% of the outstanding shares of the fund without the consent of a majority of the Board of Trustees.

                                REDEEMING SHARES

By writing to American          Send a letter of instruction specifying the name of the fund,
Funds Service Company (at       the number of shares or dollar amount to be sold, your name
the appropriate address         and account number.  You should also enclose any share
indicated under "Principal      certificates you wish to redeem.  For redemptions over
Underwriter and Transfer        $50,000 and for certain redemptions of $50,000 or less (see
Agent" in the Prospectus)       below), your signature must be guaranteed by a bank,
                                savings association, credit union, or member firm of a
                                domestic stock exchange or the National Association of
                                Securities Dealers, Inc. that is an eligible guarantor institution.
                                You should verify with the institution that it is an eligible guarantor prior to signing.  Additional documentation may be required for redemption of shares held in corporate,
                                partnership or fiduciary accounts.  Notarization by a Notary
                                Public is not an acceptable signature guarantee.

By contacting your              If you redeem shares through your investment dealer, you
investment dealer               may be charged for this service.  SHARES HELD FOR YOU IN
                                YOUR INVESTMENT DEALER'S STREET NAME MUST BE REDEEMED
                                THROUGH THE DEALER.

You may have a redemption       You may use this option, provided the account is registered in
check sent to you by using      the name of an individual(s), a UGMA/UTMA custodian, or a
American FundsLine(R) or        non-retirement plan trust.  These redemptions may not
by telephoning, faxing, or      exceed $10,000 per day, per fund account and the check
telegraphing American           must be made payable to the shareholder(s) of record and be
Funds Service Company           sent to the address of record provided the address has been
(subject to the conditions      used with the account for at least 10 days.  See  "Principal
noted in this section and in    Underwriter and Transfer Agent" in the Prospectus and
"Telephone Purchases,           "Exchange Privilege" below for the appropriate telephone or
Sales and Exchanges"            fax number.
below)

In the case of the money        Upon request (use the account application for the money
market funds, you may have      market funds) you may establish telephone redemption
redemptions wired to your       privileges (which will enable you to have a redemption sent to
bank by telephoning             your bank account) and/or check writing privileges.  If you
American Funds Service          request check writing privileges, you will be provided with
Company ($1,000 or more)        checks that you may use to draw against your account.
or by writing a check ($250     These checks may be made payable to anyone you designate
or more)                        and must be signed by the authorized number of registered
                                shareholders exactly as indicated on your checking account signature card.



 A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 15 DAYS.

CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Transfer Agent.

AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the "paying fund") into any other fund in The American Funds Group (the "receiving fund") subject to the following conditions: (i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

 You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) (see "American FundsLine(R)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the Prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine(R) are subject to the conditions noted above and in "Redeeming Shares--Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine(R)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

 There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund does not intend to pay a mark-up in exchange for research in connection with principal transactions.

 Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the fiscal year ended September 30, 1996 amounted to $8,510,000. Dealer concessions on underwritings for the fiscal years ended September 30, 1995 and 1994 amounted to $3,523,000 and $4,991,000, respectively. No brokerage commissions were paid for the fiscal year ended September 30, 1994.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, ., One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian in non-U.S. banks or securities depositories or non-U.S. branches of U.S. banks.

TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $976,000 for the fiscal year ended September 30, 1996.

INDEPENDENT AUDITORS - Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th Floor, Los Angeles, CA 90017, has served as the fund's independent auditors since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information have been so included in reliance on the report of the independent auditors given on the authority of said firm as experts in accounting and auditing.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on September 30. Shareholders are provided at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's financial statements are audited annually by the fund's independent auditors, Deloitte & Touche LLP, whose selection is determined annually by the Trustees.

PERSONAL INVESTING POLICY - The Investment Adviser and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions. You may obtain a summary of the personal investing policy by contacting the Secretary of the fund.

 The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
OFFERING PRICE PER SHARE -- September 30, 1996

Net asset value and redemption price per share
(Net assets divided by shares outstanding)           $14.86

Offering price per share (100/95.25 of per share
net asset value, which takes into account the
fund's current maximum sales charge)                   15.60

SHAREHOLDER AND TRUSTEE RESPONSIBILITY - Under the laws of certain states, including Massachusetts, where the Fund was organized, and California, where the Fund's principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the Fund or Trustees. The Declaration of Trust provides for indemnification out of Fund property of any shareholder held personally liable for the obligations of the Fund and also provides for the Fund to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

 Under the Declaration of Trust, the Trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Fund will provide indemnification to its Trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.

SHAREHOLDER VOTING RIGHTS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any trustee or trustees from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of trustees, as though the fund were a common-law trust. Accordingly, the trustees of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                               INVESTMENT RESULTS

 The fund's yield is 8.18% based on the 30-day (or one month) period ended September 30, 1996, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

           YIELD = 2[( a-b/cd + 1)/6/ -1]

Where:         a = dividends and interest earned during the period.

               b = expenses accrued for the period (net of reimbursements).

               c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

              d = the maximum offering price per share on the last day of the period.

 The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by annualizing the current month's dividend and dividing by the average net asset value or maximum offering price for the month. The distribution rate may differ from the yield.

 The fund's total return over the past 12 months and average annual total return for the five-year and lifetime periods ending on September 30, 1996 was 8.31%, 11.02% and 10.86%, respectively. The average annual total return ("T") will be computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange
Commission:  P(1+T)/n/ = ERV.

 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. The Fund will calculate total return for one, five and ten-year periods after such periods have elapsed. In addition, the Fund will provide lifetime average total return figures.

EXPERIENCE OF INVESTMENT ADVISER - Capital Research and Management Company manages eight common stock funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1996 (121 in all), those funds have had better total returns than the Standard and Poor's 500 Stock Composite Index in 94 of the 121 periods.

 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

 The fund may also refer to results compiled by organizations such as Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

 The fund may from time to time compare its investment results with the following:

 (1) Salomon Brothers High-Yield Index, which is a market value weighted index of bonds having a minimum issue size of $50 million, a minimum maturity of 10 years and that carry a minimum/maximum quality rating of CCC/BB+.

 (2) Salomon Brothers Broad Investment-Grade Bond Index, which is a market capitalization weighted index and includes Treasury, Government-sponsored mortgage and investment-grade fixed-rate corporates (BBB/Baa3) with a maturity of one year or longer and a minimum of $50 million outstanding at entry, and remain in the Index until their amount falls below $25 million.

 (3) Lipper's "High Current Yield" funds average, which is the arithmetic average of Total Return of a number of mutual funds with investment objectives and policies similar to those of the Fund, as published by Lipper Analytical Services. The number of funds contained in the data base varies as funds are added or deleted over time.

 (4) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. The period shown may include periods during which the maximum rates paid on some savings deposits were fixed by law.

 (5) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).


Here's how much you would have if you
invested $2,000 a year in the fund:

1 year                 3 years                Lifetime
(10/1/95-9/30/96)      (10/1/93-9/30/96)      (2/19/88-9/30/96)

$2,166                 $7,113                 $30,389

           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

                                        ... and taken all distributions
If you had invested                     in shares your investment
$10,000 in the Fund                     would have been worth this
this many years ago...                   much at September 30, 1996
|                                       |
                        Periods
Number of Years         10/1-9/30       Value**
1                       1995  -  1996   $10,830
2                       1994  -  1996   12,269
3                       1993  -  1996   12,467
4                       1992  -  1996   14,286
5                       1991  -  1996   16,867
6                       1990  -  1996   21,784
7                       1989  -  1996   20,914
8                       1988  -  1996   22,977
Lifetime                2/19/88  - 1996   24,308

** Results assume deduction of the maximum sales charge of 4.75% from the initial purchase payment.
                                 *  *  *  *  *
   ILLUSTRATION OF A $10,000 INVESTMENT IN THE FUND WITH DIVIDENDS REINVESTED
     (For the lifetime of the fund February 19, 1988 - September 30, 1996)

                        COST OF SHARES                 VALUE OF SHARES**
Fiscal                                   Total         From      From            From
Year End        Annual     Dividends     Investment    Initial   Capital Gains   Dividends     Total
September 30   Dividends   (cumulative)  Cost          Investment   Reinvested Reinvested    Value

1988*         $  640        $  640        $10,640       $9,433     ---          $  641       $10,074
1989           1,188         1,828         11,828        9,273     ---           1,800         11,073
1990           1,334         3,162         13,162        7,873     ---           2,755         10,628
1991           1,411         4,573         14,573        9,040     ---           4,683         13,723
1992           1,404         5,977         15,977        9,720     ---           6,484         16,204
1993           1,503         7,480         17,480       10,120     155           8,293         18,568
1994           1,555         9,035         19,035        9,313     438           9,115         18,866
1995           1,879        10,914         20,914        9,533     561          11,288         21,382
1996           2,046        12,960         22,960        9,907     583          13,818         24,308

The dollar amount of capital gain distributions during the period was $572.
*  From inception on February 19, 1988.
** Results assume deduction of the maximum sales charge of 4.75% from the initial purchase payment.

                                    APPENDIX

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

 Moody's Investors Service, Inc. employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protections; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's Corporation's ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. A -- Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation. A-2 -- Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1." A-3 -- Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

American High-Income Trust
Investment Portfolio
September 30, 1996

[CHART]
--------------------------------------------------                   ---------   -----------    --------
U.S. Corporate Bonds                                                        67%
Non-U.S. Corporate Bonds                                                    12%
U.S. Treasuries                                                              6%
Stocks                                                                       4%
Non-U.S. Government Bonds                                                    2%
Cash Equivalents                                                             9%
[END CHART]

TEN LARGEST HOLDINGS

MFS Communications                                                        3.36%
California Energy                                                         1.95
Container Corp. of America                                                1.83
Videotron Holdings                                                        1.76
USAir                                                                     1.60
Bell Cablemedia                                                           1.54
Integrated Health Services                                                1.46
Fort Howard Paper                                                         1.36
CellNet Data Systems                                                      1.35
NEXTEL Communications                                                     1.27

--------------------------------------------------                   ---------   -----------    --------

                                                                     Principal        Market     Percent
                                                                        Amount         Value      of Net
Bonds & Notes - 87.17%                                                   (000)         (000)      Assets
Banking & Financial Services - 0.50%
First Nationwide Holdings Inc.:
 10.625% 2003 /1/                                                        $4,000        $4,175
 12.50% 2003                                                              2,000         2,165       .41%
Ocwen Financial Corp. 11.875% 2003                                        1,375         1,444         .09
                                                                                 -----------    --------
                                                                                        7,784        .50
                                                                                 -----------    --------
Beverages - 1.28%
Canandaigua Wine Co., Inc. 8.75% 2003                                    12,000        11,580        .75
Dr Pepper Bottling Co. of Texas 10.25% 2000                               8,000         8,280        .53
                                                                                 -----------    --------
                                                                                       19,860       1.28
                                                                                 -----------    --------
Broadcasting & Publishing - 4.09%
American Media Operations, Inc. 11.625% 2004                             16,400        17,261       1.12
American Radio Systems Corp. 9.00% 2006                                   8,750         8,487        .55
Chancellor Broadcasting Co.:
 9.375% 2004                                                             10,000         9,900
 12.50% 2004                                                              1,185         1,332        .73
EZ Communications, Inc.  9.75% 2005                                       4,750         4,821        .31
Grupo Televisa, S.A.
 Series A, 11.375% 2003 /1/                                               1,250         1,309
 0%/13.25% 2008 /1/ /2/                                                   3,750         2,325        .23
Infinity Broadcasting Corp. 10.375% 2002                                  6,000         6,330        .41
Newsquest Capital PLC 11.00% 2006 /1/                                     3,250         3,347        .22
Univision Television Group, Inc. 11.75% 2001                              4,350         4,611        .30
Young Broadcasting Inc. 10.125% 2005                                      3,500         3,482        .22
                                                                                 -----------    --------
                                                                                       63,205       4.09
                                                                                 -----------    --------
Cable & Telephone in the United
 Kingdom - 6.42%
Bell Cablemedia PLC 0%/11.95% 2004 /2/                                   31,000        23,870       1.54
Comcast UK Cable Partners Ltd. 0%/11.20% 2007 /2/                        25,750        16,319       1.06
International CableTel Inc.:
 0%/10.875% 2003 /2/                                                     21,175        15,987
 0%/12.75% 2005 /2/                                                       1,000           675       1.08
Ionica, PLC Units 13.50% 2006 /1/                                         6,000         6,015        .39
TeleWest PLC:
 9.625% 2006                                                              8,000         7,920
 0%/11.00% 2007 /2/                                                       2,000         1,270        .59
Videotron Holdings PLC:
 0%/11.125% 2004 /2/                                                     31,000        23,250
 0%/11.00% 2005 /2/                                                       6,000         3,975       1.76
                                                                                 -----------    --------
                                                                                       99,281       6.42
                                                                                 -----------    --------
Cellular, Paging & Wireless
 Communications - 14.45%
CAI Wireless Systems, Inc. 12.25% 2002                                    5,200         5,421        .35
CellNet Data Systems, Inc. 0%/13.00% 2005 /1/ /2/ /3/                    32,000        20,960       1.35
Cellular, Inc. 0%/11.75% 2003 /2/                                         8,500         7,183        .46
Cellular Communications International, Inc.
 Units, 0.00% 2000                                                       17,250        11,299        .73
Centennial Cellular Corp.:
 8.875% 2001                                                             17,000        15,980
 10.125% 2005                                                             2,500         2,431       1.19
Comunicacion Celular S.A. 0%/13.125% 2003 /2/                            15,000         9,150        .59
Geotek Communications, Inc. 0%/15.00% 2005 /2/                            2,000         1,295        .08
Heartland Wireless Communications, Inc.
 13.00% 2003                                                              3,800         4,076        .26
Horizon Cellular Telephone Co., LP
 0%/11.375% 2000 /2/                                                     17,065        16,428       1.06
InterCel, Inc. 0%/12.50% 2006 /2/                                        12,500         7,156        .46
Mobile Telecomm  13.50% 2002                                              5,750         5,980        .39
MobileMedia Communications, Inc.:
 0%/10.50% 2003 /2/                                                      21,150        13,959
 9.375% 2007                                                              5,000         3,950       1.16
NEXTEL Communications, Inc.:
 0%/11.50% 2003 /2/                                                       7,250         5,365
 0%/9.75% 2004 /2/                                                        3,000         1,935
 0%/10.125% 2004 (formerly CenCall) /2/                                  18,750        12,375       1.27
Omnipoint Corp.:
 6.00%/12.00% 2000 /2/ /3/                                               12,500        12,250
 11.625% 2006                                                             6,000         6,240       1.20
Paging Network, Inc. 11.75% 2002                                         14,750        15,782       1.02
PanAmSat, LP:
 9.75% 2000                                                               6,500         6,857
 0%/11.375% 2003 /2/                                                      7,000         6,370        .86
PriCellular Wireless Corp.:
 0%/14.00% 2001 /2/                                                       4,000         3,780
 0%/12.25% 2003 /2/                                                      16,210        13,049       1.09
Rogers Cantel Mobile Communications Inc.:
 11.125% 2002                                                             2,500         2,625
 9.375% 2008                                                              3,000         2,963        .36
Sprint Spectrum LP, Sprint Spectrum Finance Corp.:
 0%/12.50% 2006 /2/                                                       1,000           585
 11.00% 2006                                                              3,000         3,090        .24
Vanguard Cellular Systems, Inc.  9.375% 2006                              2,000         1,980        .13
Western Wireless Corp. 10.50% 2006 /1/                                    3,000         3,045        .20
                                                                                 -----------    --------
                                                                                      223,559      14.45
                                                                                 -----------    --------
Construction & Housing - 1.45%
Del Webb Corp. 9.75% 2003                                                 2,250         2,250        .15
M.D.C. Holdings, Inc. 11.125% 2003                                        5,000         4,975        .32
The Ryland Group, Inc. 10.50% 2006                                        2,500         2,494        .16
Toll Corp. 9.50% 2003                                                     4,000         4,090        .26
Triangle Pacific Corp. 10.50% 2003                                        8,250         8,580        .56
                                                                                 -----------    --------
                                                                                       22,389       1.45
                                                                                 -----------    --------
Diversified Media, Cable Television &
 Telecommunications - 8.15%
Brooks Fiber Properties, Inc. 0%/10.875% 2006 /2/                        11,750         7,226        .47
Cablevision Systems Corp. 9.875% 2013                                     4,000         3,850        .25
Comcast Corp. 10.25% 2001                                                 3,200         3,328        .22
Comtel Brasileira Ltda. 10.75% 2004 /1/                                   4,000         4,095        .26
Insight Communications Co., LP  11.25% 2000                               3,000         3,075        .20
IntelCom Group Inc.:
 0%/13.50% 2005 /2/                                                      12,000         8,055
 0%/12.50% 2006 /2/                                                       6,000         3,780        .76
Jones Intercable, Inc. 9.625% 2002                                        4,500         4,680        .30
MFS Communications Co., Inc.:
 0%/9.375% 2004 /2/                                                      59,350        49,854
 0%/8.875% 2006 /2/                                                       3,000         2,100       3.36
Multicanal Participacoes SA 12.625% 2004 /1/                             10,000        10,738        .69
Muzak,  LP Muzak Capital Corp.  10.00% 2003                               2,750         2,771        .18
Storer Communications, Inc. 10.00% 2003                                   3,034         3,072        .20
Telecom Argentina STET - France Telecom SA
 12.00% 2002                                                              3,000         3,225        .21
Teleport Communications Group Inc. 9.875% 2006                            5,000         5,125        .33
Viacom International Inc.:
 9.125% 1999                                                              4,859         4,968
 10.25% 2001                                                              4,000         4,270
 7.75% 2005                                                               2,000         1,932        .72
                                                                                 -----------    --------
                                                                                      126,144       8.15
                                                                                 -----------    --------
Electric & Gas Utilities - 0.19%
Columbia Gas System, Inc., Series A, 6.39% 2000                           3,000         2,946        .19
                                                                                 -----------    --------
Energy & Related Companies - 5.98%
Benton Oil and Gas Co. 11.625% 2003                                       7,000         7,578        .49
Chesapeake Energy Corp.:
 10.50% 2002                                                              4,700         4,959
 9.125% 2006                                                              6,260         6,182        .72
Cliffs Drilling Co. 10.25% 2003                                           5,500         5,720        .37
Dual Drilling Co. 9.875% 2004                                             9,450        10,017        .65
Falcon Drilling Co., Inc.:
 9.75% 2001                                                               2,500         2,531
 8.875% 2003                                                              5,000         4,900        .48
Flores & Rucks, Inc. 13.50% 2004                                         10,150        11,926        .77
Global Marine, Inc. 12.75% 1999                                           5,900         6,372        .41
Kelley Oil & Gas Corp. 13.50% 1999                                        6,570         7,424        .48
Mariner Energy, Inc. 10.50% 2006 /1/                                      6,750         6,986        .45
Mesa Operating Co.:
 0%/11.625% 2006 /2/                                                      2,000         1,280
 10.625% 2006                                                             1,000         1,050        .15
Triton Energy Corp. 0%/9.75% 2000 /2/                                     8,000         8,080        .53
Tuboscope Vetco International Inc. 10.75% 2003                            7,000         7,438        .48
                                                                                 -----------    --------
                                                                                       92,443       5.98
                                                                                 -----------    --------
Food Retailing - 3.44%
Bruno's, Inc. 10.50% 2005                                                12,500        12,813        .83
Carr-Gottstein Foods Co. 12.00% 2005                                      4,000         4,230        .27
The Penn Traffic Co. 9.625% 2005                                          2,000         1,350        .09
Rykoff-Sexton, Inc. 8.875% 2003                                          10,000         9,125        .59
Safeway Inc. 10.00% 2002                                                  1,700         1,910        .12
Star Markets Co., Inc. 13.00% 2004                                       11,000        11,577        .75
Stater Brothers Holdings Inc. 11.00% 2001                                11,500        12,190        .79
                                                                                 -----------    --------
                                                                                       53,195       3.44
                                                                                 -----------    --------
Forest Products & Paper - 5.66%
Container Corp. of America:
 10.75% 2002                                                              6,000         6,300
 9.75% 2003                                                              18,000        18,270
 11.25% 2004                                                              3,500         3,718       1.83
Fort Howard Paper Co.:
 9.25% 2001                                                              13,500        13,770
 8.25% 2002                                                               2,000         1,960
 11.00% 2002                                                              2,058         2,140
 9.00% 2006                                                               3,250         3,201       1.36
Four M Corp., Series A, 12.00% 2006                                      13,250        14,045        .91
Grupo Industrial Durango, SA de CV 12.625% 2003                           1,000         1,068        .07
MAXXAM Group Inc. 11.25% 2003                                             3,000         3,075        .20
Pacific Lumber Co. 10.50% 2003                                            7,000         6,895        .44
PT Indah Kiat Pulp & Paper Corp., 11.875% 2002                            1,000         1,077        .07
PT Pabrik Kertas Tjiwi Kimia 13.25% 2001                                  8,500         9,478        .61
Repap Wisconsin, Inc.:
 First Priority 9.25% 2002                                                1,140         1,154
 Second Priority 9.875% 2006                                              1,500         1,470        .17
                                                                                 -----------    --------
                                                                                       87,621       5.66
                                                                                 -----------    --------
Health & Personal Care - 4.57%
Integrated Health Services, Inc.:
 9.625% 2002                                                              4,485         4,597
 10.75% 2004                                                              6,000         6,323
 10.25% 2006 /1/                                                         11,250        11,616       1.46
Mariner Health Group, Inc. 9.50% 2006                                     8,000         8,100        .52
Merit Behavioral Care Corp. 11.50% 2005                                   4,750         5,011        .32
Paracelsus Healthcare Corp. 10.00% 2006                                   8,250         8,539        .55
Regency Health Services, Inc.:
 9.875% 2002                                                             13,050        13,115
 12.25% 2003 /1/                                                          3,000         3,188       1.06
Universal Health Services, Inc. 8.75% 2005                               10,200        10,251        .66
                                                                                 -----------    --------
                                                                                       70,740       4.57
                                                                                 -----------    --------
Independent Power Producers - 2.34%
California Energy Co., Inc.
 0%/10.25% 2004 /2/                                                      29,750        30,196       1.95
CE Casecnan Water and Energy Co., Inc.:
 Series A, 11.45% 2005                                                    2,000         2,145
 Series B, 11.95% 2010                                                    3,500         3,780        .39
                                                                                 -----------    --------
                                                                                       36,121       2.34
                                                                                 -----------    --------
Leisure, Tourism & Restaurants - 4.53%
AMF Group Inc.:
 10.875% 2006                                                             6,000         6,150
 0%/12.25% 2006 /2/                                                      10,500         6,261        .80
California Hotel Finance Corp. 11.00% 2002                                7,000         7,350        .47
Casino America, Inc. 12.50% 2003                                          3,500         3,662        .24
Foodmaker, Inc.:
 9.25% 1999                                                               8,950         8,950
 9.75% 2002                                                               6,000         5,850        .96
Four Seasons Hotels Inc. 9.125% 2000 /1/                                  7,000         7,070        .46
Plitt Theatres, Inc. 10.875% 2004                                         1,025         1,038        .07
Rio Hotel & Casino, Inc. 10.625% 2005                                     5,400         5,670        .36
Station Casinos, Inc. 9.625% 2003                                         8,750         8,466        .55
Trump Atlantic City Associates, Trump Atlantic
 City Funding, Inc. 11.25% 2006                                           5,000         4,925        .32
Wyndham Hotel Corp. 10.50% 2006                                           4,500         4,618        .30
                                                                                 -----------    --------
                                                                                       70,010       4.53
                                                                                 -----------    --------
Manufacturing & Materials - 7.64%
Acme Metals Inc.:
 12.50% 2002                                                              7,000         7,420
 0%/13.50% 2004 /2/                                                       5,750         5,577        .84
Advanced Micro Devices, Inc. 11.00% 2003                                  9,000         9,292        .60
AGCO Corp. 8.50% 2006                                                     6,000         6,000        .39
AK Steel Corp. 10.75% 2004                                                1,250         1,363        .09
Coltec Industries Inc.:
 9.75% 1999                                                               2,500         2,588
 9.75% 2000                                                              16,000        16,560       1.24
Kaiser Aluminum & Chemical Corp.:
 9.875% 2002                                                              4,750         4,833
 12.75% 2003                                                              7,500         8,138        .84
Knoll Group, Inc. 10.875% 2006                                            5,000         5,225        .34
Lifestyle Furnishings International Ltd.
 10.875% 2006                                                             5,500         5,693        .37
MagneTek, Inc. 10.75% 1998                                                5,700         5,786        .37
Oregon Steel Mills 11.00% 2003                                            4,750         4,993        .32
Owens-Illinois, Inc. 11.00% 2003                                          4,750         5,195        .34
Printpack Inc. 10.625% 2006                                               2,500         2,562        .16
Sterling Chemicals, Inc.:
 11.75% 2006                                                              2,500         2,612
 Unit, 0%/13.50% 2008 /2/                                                 3,000         1,845        .29
Texas Petrochemicals Corp. 11.125% 2006 /1/                               7,500         7,912        .51
UCAR Global Enterprises Inc. 12.00% 2005                                  6,430         7,338        .47
Westinghouse Air Brake Co. 9.375% 2005                                    7,250         7,196        .47

                                                                                 -----------    --------
                                                                                      118,128       7.64
                                                                                 -----------    --------
Merchandising - 1.88%
Ann Taylor 8.75% 2000                                                     3,500         3,395        .22
Barnes & Noble, Inc. 11.875% 2003                                        10,450        11,390        .73
Loehmann's 11.875% 2003                                                   2,500         2,650        .17
Thrifty PayLess, Inc. 12.25% 2004                                        10,549        11,762        .76
                                                                                 -----------    --------
                                                                                       29,197       1.88
                                                                                 -----------    --------
Miscellaneous Services - 0.39%
Neodata Services, Inc. 12.00% 2003                                        6,000         6,060        .39
                                                                                 -----------    --------
Protection Services - 0.68%
ADT Operations 9.25% 2003                                                 2,000         2,070        .13
Protection One Alarm Monitoring, Inc.
 0%/13.625% 2005 /2/                                                      9,500         8,455        .55
                                                                                 -----------    --------
                                                                                       10,525        .68
                                                                                 -----------    --------
Real Estate - 0.28%
B.F. Saul Real Estate Investment Trust                                           -----------    --------
 11.625% 2002                                                             4,000         4,260        .28
                                                                                 -----------    --------
Textiles & Apparel - 0.17%
Tultex Corp. 10.625% 2005                                                 1,000         1,050        .07
WestPoint Stevens Inc. 8.75% 2001                                         1,500         1,519        .10
                                                                                 -----------    --------
                                                                                        2,569        .17
                                                                                 -----------    --------
Transportation - 3.51%
Airplanes Pass Through Trust, pass-through
 certificates, Class D, 10.875% 2019 /4/                                 13,375        14,412        .93
Teekay Shipping Corp. 8.32% 2008                                         13,500        12,859        .83
TNT Transport (Europe) PLC/TNT (USA)
 Inc. 11.50% 2004                                                           500           521        .03
USAir, Inc.:
 9.625% 2001                                                              8,000         7,600
 9.625% 2003                                                              1,490         1,460
 10.00% 2003                                                              8,000         7,600
 Pass-through trust, Series 1993-A3,
  10.375% 2013 /4/                                                        8,150         8,109       1.60
ValuJet, Inc. 10.25% 2001 /1/                                             2,000         1,810        .12
                                                                                 -----------    --------
                                                                                       54,371       3.51
                                                                                 -----------    --------
Private Issue Collateralized Mortgage/Asset-Backed
 Obligations 4 - 0.75%
Fifth Avenue Capital Trust, Class C, 12.36% 2002 /1/                     10,000        10,975        .71
Resolution Trust Corp.:
 Series 1993-C1, Class E, 9.50% 2024                                        274           272
 Series 1993-C2, Class E, 8.50% 2025                                        363           358        .04
                                                                                 -----------    --------
                                                                                       11,605        .75
                                                                                 -----------    --------
Non-U.S. Governments and Governmental
 Authorities - 2.38%
Argentina (Republic of):
 8.375% 2003                                                              1,500         1,348
 6.312% 2005 /5/                                                          3,960         3,317
 Bocon PIK 4.717% 2007 /5/ /6/                                       ARP 6,000          2,858        .48
Brazil (Federal Republic of):
 Eligible Interest Bond 6.50% 2006 /5/                                   $1,000           872
 Debt Conversion Bond 6.563% 2012 /5/                                       500           378
 Capitalization Bond PIK 8.00% 2014 /6/                                     271           191        .09
Ecuador (Republic of) Past Due Interest Bond
 6.50% 2015 /5/                                                           8,459         4,335        .28
New Zealand Index Linked
 4.59% 2016 /7/                                                      NZ$ 3,000          1,827        .12
Panama (Republic of) Interest Reduction Bond
 3.50% 2014 /1/ /5/                                                     $11,500         7,245        .47
Peru (Republic of) Front Loaded Interest
 Reduction Bond 0.00% 2049 /1/                                              500           261        .02
Poland (Republic of):
 Past Due Interest Bonds:
  Bearer 3.75% 2014 /5/                                                   1,375         1,090
  Registered 3.75% 2014 /5/                                                 375           297
 Treasury Bill 1997                                                  PLZ 8,000          2,472        .25
Russia Interest Arrears Notes:
 Euro 2015 /5/                                                           $2,000         1,287
 SF 2015 /5/                                                              4,250         2,736        .26
United Mexican States:
 Collateralized Eurobond:
  Series A, 6.398% 2019                                                     500           422
  Series B, 6.25% 2019                                                    3,000         2,081        .34
 Government 9.75% 2001                                                    1,000         1,020
 Government 11.50% 2026                                                   1,784         1,773
Venezuela  (Republic of):
 Front Loaded Interest Reduction Bond 6.375% 2007                           500           422
 6.625% 2007                                                                750           622        .07

                                                                                 -----------    --------
                                                                                       36,854       2.38
                                                                                 -----------    --------
U.S. Treasury Obligations - 6.44%
6.00% 1998                                                                3,000         2,997
7.25% 1998                                                                5,000         5,081
6.875% 1999                                                              39,000        39,579
6.625% 2001                                                               7,000         7,042
7.50% 2001                                                               16,000        16,692
8.00% 2001                                                                4,000         4,244
5.75% 2003                                                               13,000        12,401
7.875% 2004                                                               1,000         1,075
11.625% 2004                                                              8,000        10,445
                                                                                 -----------    --------
                                                                                       99,556       6.44
                                                                                 -----------    --------
Total Bonds & Notes (cost: $1,308,727,000)                                          1,348,423      87.17
                                                                                 -----------    --------

                                                                     Number of
Stocks (Common & Preferred) - 3.40%                                     Shares
AnnTaylor, Inc. /8/                                                      40,000           675        .04
California Energy Co., Inc. /8/                                          65,000         2,072        .13
CellNet Data Systems, Inc.,
 warrants, expire 6/15/05 /3/ /8/                                       128,000         2,816        .18
Columbia Gas System, Inc.                                                14,700           823        .05
Comcast Corp., Class A                                                   10,000           154
Comcast Corp., Class A, special stock                                    20,000           308        .03
Comunicacion Celular SA
warrants, expire 11/15/03 /8/                                            15,000            90        .01
El Paso Electric Co., Series A, preferred
 11.40% 2008 /6/                                                          6,000           690        .05
Earthwatch Inc., preferred 12.00% /3/                                   675,000         7,092        .46
Falcon Drilling Co., Inc. /8/                                            35,000           910        .06
Foodmaker, Inc. /8/                                                      30,000           300        .02
Heartland Wireless Communications, Inc.,
 warrants, expire 4/26/00 /8/                                            22,800           137        .01
Host Marriott Corp.  /8/                                                 13,896           201        .01
IntelCom Group Inc., warrants, expire 8/8/05 /2/ /8/                     42,900           691        .05
Kelley Oil & Gas Corp. convertible preferred                             70,000         1,733        .11
Kmart Corp. 7.75% convertible preferred                                  60,000         2,933        .19
MFS Communications Co., Inc. /8/                                         10,000           436        .03
Marriott International, Inc.                                             13,896           766        .05
MESA Inc. /8/                                                           275,000         1,134
MESA Inc. 8.00% convertible preferred, Series A                         276,945         1,454        .17
Nacional Financiera SNC PRIDES 11.25% 1998                               20,000           640        .04
NEXTEL Communications, Inc. warrants /3/ /8/                             21,250             0        .00
Nortel Inversora SA, Class A, preferred
 (American Depositary Receipts) /1/ /3/                               1,174,607        13,978        .90
Omnipoint Corp./3/ /8/                                                  278,001         6,477        .42
Protection One Alarm Monitoring, Inc.,
 warrants, expire 6/30/05 /8/                                            30,400           274        .02
Station Casinos, Inc. 7.00% convertible preferred                        30,000         1,582        .10
Thrifty PayLess Inc., Class B /8/                                        11,400           212        .01
Time Warner Inc. exchangeable preferred, Series K                         2,811         2,937        .19
Viacom International Inc., Class B /8/                                   30,000         1,065        .07


                                                                                 -----------    --------
Total Stocks (cost: $39,470,000)                                                       52,580       3.40
                                                                                 -----------    --------
                                                                     Principal
                                                                        Amount
                                                                         (000)
Convertible Debentures - 0.54%
Banco Nacional de Mexico, SA 11.00% 2003                                   $500           512        .03
Euro Disney S.C.A. 6.75% 2001                                             7,700         1,505        .10
Integrated Health Services, Inc. 6.00% 2003                               6,500         6,403        .41
                                                                                 -----------    --------
Total Convertible Debentures (cost:
 $7,993,000)                                                                            8,420        .54
                                                                                 -----------    --------
Short-Term Securities
Corporate Short-Term Notes - 9.51%
American Express Credit Corp.:
 5.37% due 10/11/96                                                      10,000         9,984
 5.41% due 10/25/96                                                       4,290         4,274        .92
Ciesco LP:
 5.32% due 10/9/96                                                       10,000         9,987
 5.46% due 12/2/96                                                        9,300         9,212       1.24
Hewlett-Packard Co.:
 5.45% due 10/1/96                                                        6,050         6,049
 5.34% due 12/20/96                                                      10,000         9,880       1.03
International Lease Finance Corp.:
 5.39% due 10/23/96                                                      15,000        14,948
 5.42% due 12/11/96                                                       4,500         4,452       1.26
J.C. Penney Funding Corp.:
 5.29% due 10/2/96                                                       11,200        11,197
 5.39% due 11/20/96                                                      12,300        12,206       1.51
Raytheon Co. 5.34% due 10/18/96                                          12,700        12,666        .82
SAFECO Credit Co. Inc. 5.47% due 11/6/96                                 10,000         9,944        .64
UBS Finance (Delaware) Inc. 5.85% due 10/1/96                            32,300        32,295       2.09
                                                                                 -----------    --------
Total Short-Term Securities (cost:
 $147,096,000)                                                                        147,094       9.51
                                                                                 -----------    --------
Total Investment Securities (cost:
 $1,503,286,000)                                                                    1,556,517     100.62
Excess of  payables over cash and
 receivables                                                                            9,621         .62
                                                                                 -----------    --------
Net Assets                                                                         $1,546,896     100.00%
                                                                                 ===========    ========

/1/ Purchased in a private placement transaction;
resale to the public may require registration.

/2/ Step bond; coupon rate will increase at a later date.

/3/ Valued under procedures established by the Board of Trustees.

/4/ Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

/5/ Coupon rate may change periodically.

/6/ Payment in kind. The issuer has the option of paying additional securities in lieu of cash.

/7/ Index-linked bond, which is a floating rate bond whose principal amount moves with a government retail price index.

/8/ Non-income-producing security.

See Notes to Financial Statements

American High-Income Trust
Financial Statements
Statement of Assets and Liabilities
at September 30, 1996 (dollars in thousands)
Assets:
 Investment securities
  (cost: $1,503,286)                                                               $   1,556,517
 Cash                                                                                         80
 Receivables for--
  Sales of investments                                                   $   5,519
  Sales of fund's shares                                                     7,557
  Accrued dividends and interest                                            28,538        41,614
                                                                          --------     ---------
                                                                                       1,598,211
Liabilities:
 Payables for--
  Purchases of investments                                                  43,105
  Repurchases of fund's shares                                               2,210
  Forward currency contracts                                                     4
  Dividends on fund's shares                                                 5,137
  Management services                                                          597
  Accrued expenses                                                             262        51,315
                                                                          --------     ---------
Net Assets at September 30, 1996 --
 Equivalent to $14.86 per share on
 104,126,659 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                                       $   1,546,896
                                                                                        ========

Statement of Operations
for the year ended September 30, 1996
(dollars in thousands)
Investment Income:
 Income:
  Dividends                                                              $   2,300
  Interest                                                                 127,327 $      129,627
                                                                          --------
 Expenses:
  Management services fee                                                    6,481
  Distribution expenses                                                      3,079
  Transfer agent fee                                                           976
  Reports to shareholders                                                      164
  Registration statement and prospectus                                        289
  Postage, stationery and supplies                                             343
  Trustees' fees                                                                21
  Auditing and legal fees                                                       45
  Custodian fee                                                                 64
  Taxes other than federal income tax                                           20
  Other expenses                                                                18        11,500
                                                                          --------     ---------
  Net investment income                                                                  118,127
                                                                                       ---------
Realized Gain and Increase in Unrealized
 Appreciation on Investments:
 Net realized gain                                                                         4,164
 Net unrealized appreciation
  on investments:
  Beginning of year                                                          5,775
  End of year                                                               53,227
                                                                         ---------
   Net increase in unrealized
    appreciation on investments                                                           47,452
                                                                                       ---------
  Net realized gain and unrealized
   appreciation on investments                                                            51,616
                                                                                       ---------
Net Increase in Net Assets
 Resulting from Operations                                                         $      169,743
                                                                                        ========


Statement of Changes in Net Assets
(dollars in thousands)

                                                           Year ended September 30
                                                                               1996          1995
Operations:                                                               --------     ---------
 Net investment income                                               $     118,127 $      89,824
 Net realized gain (loss) on investments                                     4,164        (7,154)
 Net increase in unrealized appreciation
  on investments                                                            47,452        36,963
                                                                          --------     ---------
  Net increase in net assets
   resulting from operations                                               169,743       119,633
                                                                          --------     ---------

Dividends and Distributions
 Paid to Shareholders:
 Dividends from net investment income                                     (118,864)      (87,231)
 Distributions from net realized
  gain on investments                                                          -          (4,494)
                                                                          --------     ---------
  Total dividends and distributions                                       (118,864)      (91,725)
                                                                          --------     ---------
Capital Share Transactions:
 Proceeds from shares sold:
  43,729,904 and 30,002,672
  shares, respectively                                                     636,739       414,416
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends and distributions
  of net realized gain on
  investments: 5,021,604 and
  4,145,269 shares, respectively                                            73,124        56,782
 Cost of shares repurchased:
  22,319,120 and 16,228,009
  shares, respectively                                                    (324,832)     (223,033)
                                                                          --------     ---------
  Net increase in net assets
   resulting from capital share
   transactions                                                            385,031       248,165
                                                                          --------     ---------
Total Increase in Net Assets                                               435,910       276,073

Net Assets:
 Beginning of year                                                       1,110,986       834,913
                                                                          --------     ---------
 End of year (including undistributed
  net investment income: $7,102
  and $7,839, respectively)                                          $   1,546,896 $   1,110,986
                                                                          ========      ========

See Notes to Financial Statements

Notes to Financial Statements

1. American High-Income Trust (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Stocks and convertible debentures traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price.

 Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Securities denominated in non-U.S. currencies are generally valued on the basis of bid quotations. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate provided by a pricing service in accordance with procedures established by the fund's officers. Securities for which market quotations are not readily available are valued at fair value by the Board of Trustees or a committee thereof.

 Short-term securities with original or remaining maturities in excess of 60 days, including forward currency contracts, are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends to shareholders are declared daily after determination of the fund's net investment income and paid to shareholders monthly.

 Investment securities and other assets and liabilities, including forward currency contracts, denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income and expenses are calculated using the prevailing exchange rate as accrued. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

 Pursuant to the custodian agreement, the fund receives credit against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $64,000 includes $62,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of September 30, 1996, net unrealized appreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $53,231,000, of which $65,293,000 related to appreciated securities and $12,062,000 related to depreciated securities. During the year ended September 30, 1996, the fund realized, on a tax basis, a net capital gain of $4,435,000 on securities transactions. Net gains related to non US currency transactions of $271,000 are reported as ordinary income for federal tax purposes. The fund has available at September 30, 1996 a net capital loss carryforward totaling $2,672,000 which may be used to offset capital gains realized during subsequent years through 2002 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. It is the intention of the fund not to make distributions from capital gains while there is a capital loss carryforward. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $1,503,286,000 at September 30, 1996.

3. The fee of $6,481,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; and 0.18% of such assets in excess of $1 billion; plus 3.00% on the first $100 million of the fund's annual gross investment income; and 2.50% of such income in excess of $100 million.

 Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1996, distribution expenses under the Plan were $3,079,000. As of September 30, 1996, accrued and unpaid distribution expenses were $221,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $976,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $1,943,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1996, aggregate amounts deferred and earnings thereon were $30,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of September 30, 1996, accumulated net realized loss on investments was $2,943,000 and paid-in capital was $1,489,510,000.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $771,970,000 and $483,596,000, respectively, during the year ended September 30, 1996.

 The fund purchases and sells forward currency contracts in anticipation of, or to protect itself against, fluctuations in exchange rates. The contracts are recorded in the statement of assets and liabilities at their net unrealized value; the fund's maximum potential liability in these contracts is equal to the full contract amounts. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from the possible movements in foreign exchange rates and securities values underlying these instruments. At September 30, 1996, the fund had outstanding forward currency contracts to purchase and sell non-U.S. currencies as follows:

                                      Contract Amount          U.S. Valuation at 9/30/96
                                      ------------------------------------------------------
                                                                               Unrealized
Non-U.S. Currency Sales Contract        Non-U.S.      U.S.         Amount     Depreciation
--------------------------------------------------------------------------------------------
French Francs expiring 11/24/96        FF5,100,000    $986,000      $990,000        $(4,000)



Per-Share
Data and Ratios                                             Year      ended   September            30
                                                 1996       1995       1994        1993         1992
                                            --------    --------   --------    --------     --------
Net Asset Value, Beginning
 of Year                                      $14.30      $13.97     $15.18      $14.58       $13.56
                                            --------    --------   --------    --------     --------
 Income from Investment
  Operations:
  Net investment income                         1.29        1.33       1.25        1.28         1.35
  Net realized and
   unrealized gain
   (loss) on investments                         .59         .39       (.99)        .74          .99
                                            --------    --------   --------    --------     --------
   Total income from
    investment operations                       1.88        1.72        .26        2.02         2.34
                                            --------    --------   --------    --------     --------
 Less Distributions:
  Dividends from net
   investment income                           (1.32)      (1.32)     (1.21)      (1.29)       (1.32)
  Distributions from net
   realized gains                                  -        (.07)      (.26)       (.13)           -
                                            --------    --------   --------    --------     --------
   Total distributions                         (1.32)      (1.39)     (1.47)      (1.42)       (1.32)
                                            --------    --------   --------    --------     --------
Net Asset Value, End of Year                  $14.86      $14.30     $13.97      $15.18       $14.58
                                            ========    ========   ========    ========     ========
Total Return*                                 13.68%      13.34%      1.60%       14.59%       18.08%

Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                               $1,547      $1,111       $835        $707         $438
 Ratio of expenses to average
  net assets                                    .87%        .89%       .86%         .87%         .94%
 Ratio of net income to
  average net assets                           8.90%       9.72%      8.63%        8.60%        9.58%
 Portfolio turnover rate                      39.74%      29.56%     42.03%       44.37%       58.04%


*Calculated without deducting a sales charge.
 The maximum sales charge is 4.75% of the fund's offering price.

Independent Auditors' Report

To the Board of Trustees and Shareholders of American High-Income Trust:

 We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the "Fund"), including the schedule of portfolio investments, as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Los Angeles, California
October 29, 1996

1996 TAX INFORMATION (unaudited)

 We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions.

 Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 2% of the dividends paid by the fund from net investment income represents qualifying dividends.

 Certain states may exempt from income taxation a portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 4% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

 Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

 SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV WHICH WILL BE MAILED IN JANUARY 1997 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1996 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.